                                                                    Exhibit 3.75


 (CHANGES)                                         BUREAU USE ONLY.,
 DOCKETING STATEMENT D SCB: 15-134B (Rev 95)           REVENUE -LABOR & INDUSTRY
                                                       OTHER

  FILING FEE. NONE                                 FILE CODE
                                                   FILED DATE
 This form (file in triplicate) and all accompanying documents shall be mailed to:
 COMMONWEALTH OF PENNSYLVANIA
 DEPARTMENT OF STATE
 CORPORATION BUREAU
 P.O. BOX 8722
 HARRISBURG, PA 17105-8722

   Part 1. COMPLETE FOR EACH FILING:

      Current name of entity or registrant affected by the submittal to which this statement relates: (survivor or new entity if merger or consolidation)

      The Office Works, Inc.
      Entity number, if known:        -NOTE: ENTITY NUMBER is the computer index
                                       number assigned to an entity upon
      initial filing in the Department of State.

      Incorporationlqualification date in Pa.: 08/26/77  State of Incorporation:
                                                             Pennsylvania

      Federal Identification Number 2 3 - 2 0 5 15 4 3



      Specified effective date, if any.

Part II. COMPLETE FOR EACH FILING This statement is being submitted with (check proper box): x
 - Amendment. complete Section A only

  X- Merger, Consolidation or Division: complete Section B, C or D

 - Consolidation: complete Section C

 - Division: complete Section D



 - Conversion: complete Section A and E only

 - Statement of Correction: complete Section A only

 - Statement of Termination: complete Section H

 - Statement of Revival., complete Section G

 - Dissolution by Shareholders or Incorporators before Commencement of Business: complete Section F only



 Part III. COMPLETE IF APPROPRIATE: The delayed effective date of the accompanying submittal is:

                 October 1, 1998
          month           day        year       hour, if any

 X Section A. CHANGES TO BE MADE TO THE ENTITY NAMED IN PART 1. (Check box1boxes which pertain) see Name:

           Registered Office:

   Number & StreetIRD number & box number    city     State     zip      County

       see Purpose:

       see Stock: aggregate number of shares authorized     (attach additional
                                                             provisions, if any)

      - Term of Existence:

      X Other.- Amended and Restated Articles

 Section B. MERGER (Complete Section A if any changes to surviving entity):

   MERGING ENTITIES ARE: (List only the merging entities-SURVIVOR IS LISTED IN
   PART 1)

    1. Name:
       Entity Number, if known: Inc.lQual. date in Pa.: State of Incorporation:

    2. Name:
       Entity Number, if known: Inc.lQual. date in Pa.: State of Incorporation:


   Attach sheet containing above corporate information if there are additional merging entities.


 -Section C.  CONSOLIDATION (NEW entity information should be completed in
              Part/. Also, complete and attach DOCKETING STATEMENT DSCB:15-134A for the NEW entity formed.)

       CONSOLIDATING ENTITIES ARE:

    1. Name:
       Entity Number, if known: Inc.lQual. date in Pa.: State of Incorporation:

    2. Name:
       Entity Number, if known: Inc.lQual. date in Pa.: State of incorporation:

   Attach sheet containing above corporate information if there are additional consolidating entities.

 Section D. DIVISION (Forming NEW entity(s) named below. Also, complete and attach DOCKETING STATEMENT DSCB:15-134A for EACH new entity formed by division.)

                             1.
          Entity Number          Name
                             2.
          Entity Number          Name

     Attach sheet if there are additional entities to be named.
     CHECK ONE:

      - Entity named in Part / survives. (Any changes, complete Section A)


      - Entity named in Part I does not survive.


 Section E. CONVERSION (Complete Section A)
  CHECK ONE:

    - Converted from nonprofit to profit

    - Converted from profit to nonprofit

 Section F. DISSOLVED BY SHAREHOLDERS OR INCORPORATORS BEFORE COMMENCEMENT OF
            BUSINESS

 Section G. STATEMENT OF REVIVAL    Entity named in Part I hereby revives its
                                    charter or articles which were forfeited by Proclamation or expired. (Complete Section A if any changes have been made to the revived entity.)

 Section H. STATEMENT OF TERMINATION

   (type of filing made) filed in the Department of State on month date year hour, if any are hereby terminated.

   If merger, consolidation ordivision, list all entities involved, other than that listed in Part I:

                             - 1.
          Entity Number          Name

                             - 2.
          Entity Number          Name

 Attach sheet containing above information if there are additional entities involved.

                                    Addendum


 1.    US Office Products, Central Pennsylvania District, Inc.
 2. From "To buy, sell and distribute furniture and office products and to have unlimited powef to engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the Business Corporation Law, May 5, 1933, P.L. 364, as amended" to "To engage in and do any lawful act concerning any and all lawful businesses for which corporations may be incorporated under the Business Corporation Law of 1988."
 3. Reduction of common stock from 5,000,000 authorized shares of common stock, $1.00 par value, to 1,000 shares of common stock, without par value.



                                     I OF I

                                    EXHIBIT A
                                    ---------



                              AMENDED AND RESTATED
                      ARTICLES OF INCORPORATION-FOR PROFIT
                 DSCB:15-1306/2102/2103/2702/2903/7102a (Rev 90)


Indicate type of domestic corporation (check one):


 X  Business-stock (15 Pa. C.S.ss.1306)                 Management (15 Pa. C.S. Section 2702)
---                                                  ---
    Business-nonstock (15 Pa. C.S.ss.2102)              Professional (15 Pa. C.S. Section 2903)
---                                                  ---
    Business-statutory close (15 Pa. C.S.ss.2303)       Cooperative (15 Pa. C.S. Section 2903)
---                                                  ---

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated assosciations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1. The name of the corporations is: US Office Products, Central Pennsylvania District, Inc.

2. The (a) address of the corporations's initial registered office in this Commonwealth or (b) name of

         Its commercial registered office provider and the county of venue is:

         (a)   1635 Market Street     Philadelphia   PA    19103    Philadelphia
               -----------------------------------------------------------------
                Number and Street        City       State   Zip        County

         (b)   c/o: CT CORPORATION SYSTEM
                    ------------------------------------------------------------
                    Name of Commercial Registered Office Provider

         For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 1,000 of common stock without par value

5.       The existence of the corporation shall be perpetual.

6. The purpose for which the corporation is organized is to engage in and do any lawful act concerning any and all lawful businesses for which corporations may be incorporated under the Business Corporation Law of 1988.